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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 20, 2000

                       HOLLIS-EDEN PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



               000-24672                               13-3697002
   ---------------------------------        ---------------------------------
         (Commission File No.)              (IRS Employer Identification No.)


                        9333 Genesee Avenue, Suite 200
                         San Diego, California  92121
             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (858) 587-9333


                          __________________________
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Item 5.   Other Events.

On January 20, 2000, the Company reached a settlement on its pending arbitration with Patrick T. Prendergast ("Prendergast"), Colthurst Limited ("Colthurst") and Edenland, Inc ("Edenland"). The Settlement and Mutual Release Agreement completely disposes of all of the matters that were at issue in the pending arbitration. In addition, the parties entered into two new technology agreements, the Technology Assignment Agreement and the Sponsored Research and License Agreement.

The Technology Assignment Agreement replaces the License Agreement dated May 18, 1994 among the Company, Prendergast and Colthurst (the "Colthurst Agreement"). Pursuant to the Technology Assignment Agreement, Prendergast and Colthurst assigned to the Company ownership of all patents, patent applications and current or future improvements of the technology under the Colthurst Agreement, including HE2000, the Company's lead clinical compound. The annual license fee of $500,000 and the royalty obligations under the Colthurst Agreement have been eliminated. In consideration for the foregoing, Hollis-Eden agreed to issue to Colthurst 660,000 shares of Common Stock and a warrant to purchase an aggregate of 400,000 shares of Common Stock at $25 per share. Only 132,000 of such shares of Common Stock will be issued now, with the remaining 528,000 shares to be issued over the next four years conditioned on continued compliance with the agreement. In addition, all of the shares under the warrant will vest over the next four years conditioned on continued compliance with the agreement.

The Sponsored Research and License Agreement replaces both the License Agreement and the Research, Development and Option Agreement, each dated August 25, 1994 among the Company, Prendergast and Edenland. Pursuant to the Sponsored Research and License Agreement, Edenland exclusively licensed to the Company a number of compounds, together with all related patents and patent applications, and the Company agreed to fund additional pre-clinical research projects conducted by Edenland. The Company will also have exclusive license rights to all results of such research and will have royalty obligations to Edenland on sales of new products, if any, resulting from such research.

As a result of the above settlement, the Company will take a one-time charge to research and development expenses of approximately $12.7 million during the first quarter of 2000.

                                       1.
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Item 7.   Exhibits.


     99.1      Press Release dated January 21, 2000.

     99.2 Settlement and Mutual Release Agreement, dated January 20, 2000, among Registrant, Colthurst Limited, Edenland, Inc. and Patrick
               T. Prendergast.

     99.3 Technology Assignment Agreement, dated January 20, 2000, among Registrant, Colthurst Limited and Patrick T. Prendergast.

     99.4 Common Stock and Warrant Agreement, dated January 20, 2000, among Registrant and Colthurst Limited.

     99.5      Warrant, dated January 20, 2000, issued to Colthurst Limited.

     99.6 Sponsored Research and License Agreement, dated January 20, 2000, among Registrant, Edenland, Inc., Colthurst Limited and Patrick
               T. Prendergast.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Hollis-Eden Pharmaceuticals, Inc.


Dated: February 4, 2000              By:  /s/ Eric J. Loumeau
                                          ---------------------------------
                                          Eric J. Loumeau
                                          Vice President, Corporate General
                                          Counsel

                                       3.
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                               INDEX TO EXHIBITS


     99.1      Press Release dated January 21, 2000.

     99.2 Settlement and Mutual Release Agreement, dated January 20, 2000, among Registrant, Colthurst Limited, Edenland, Inc. and Patrick
               T. Prendergast.

     99.3 Technology Assignment Agreement, dated January 20, 2000, among Registrant, Colthurst Limited and Patrick T. Prendergast.

     99.4 Common Stock and Warrant Agreement, dated January 20, 2000, among Registrant and Colthurst Limited.

     99.5      Warrant, dated January 20, 2000, issued to Colthurst Limited.

     99.6 Sponsored Research and License Agreement, dated January 20, 2000, among Registrant, Edenland, Inc., Colthurst Limited and Patrick
               T. Prendergast.

                                       1.